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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) March 29, 1999
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                      ADVANCED LIGHTING TECHNOLOGIES, INC .
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

      OHIO                            0-27202                     34-1803229
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(STATE OR OTHER JURISDICTION          (COMMISSION            (IRS EMPLOYER
   OF INCORPORATION)                  FILE NUMBER)          IDENTIFICATION NO.)

      32000 AURORA ROAD, SOLON, OHIO                                 44139
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

Registrant's telephone number, including area code   440 / 519-0500

                              NOT APPLICABLE
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           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On March 29, 1999, Ernst & Young LLP (E&Y) resigned as independent auditors of Advanced Lighting Technologies, Inc. (the "Company"). The Company is currently in the process of selecting independent auditors for the year ending June 30, 1999. The Company has authorized E&Y to respond fully to inquiries of the successor auditor.

The reports of E&Y on the Company's consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements for the fiscal year ended June 30, 1998, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report ("Disagreements") with respect to the fiscal year ended June 30, 1998. In connection with the audit of the Company's consolidated financial statements for the fiscal year ended June 30, 1997, there were no Disagreements with E&Y with respect to the fiscal year ended June 30, 1997, except as follows: E&Y disagreed with the accounting for deferred advertising costs, the valuation of inventories acquired in purchase business combinations, and the capitalization of certain joint venture formation costs. E&Y identified and discussed the above matters with the Company's management and the audit committee of the Company's board of directors. Such matters were, however, resolved to the satisfaction of E&Y prior to the issuance of their report on the Company's consolidated financial statements for the fiscal year ended June 30, 1997. There were no Disagreements with E&Y for the interim period subsequent to June 30, 1998.

E&Y has not advised the Company that information has come to its attention that would materially impact the fairness or reliability of any interim or audited financial statements issued by the Company.

During the two fiscal years ended June 30, 1998 and through March 29, 1999 there have been no reportable events as defined in Regulation S-K, Item 304 (a)(1)(v).

The Company has provided E&Y with a copy of the above disclosures which the Company is making in response to Regulation S-K and has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of E&Y's letter, dated April 5, 1999, stating that E&Y is in agreement with the statements in this Item 4, is filed as Exhibit 16 to this Form 8-K.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

 Exhibit No.          Description of Exhibits                       Page No.
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 16                   Letter re Change in Certifying Accountant













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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ADVANCED LIGHTING TECHNOLOGIES, INC.
                                                 (Registrant)


Date: April 5, 1999                          By:  /s/ Wayne R. Hellman
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                                                      Wayne R. Hellman
                                                      Chief Executive Officer



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